SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549
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                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

                Date of Report (Date of earliest event reported):

                               September 22, 2003

                       Florida East Coast Industries, Inc.
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             (Exact Name of Registrant as Specified in its Charter)

           Florida                      001-08728                 59-2349968
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(State or other Jurisdiction      (Commission File No.)         (IRS Employer
      of Incorporation)                                      Identification No.)

                 One Malaga Street, St. Augustine, Florida 32084
               (Address of Principal Executive Offices) (Zip Code)

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Item 9. Regulation FD Disclosure

On September 22, 2003, Florida East Coast Industries, Inc. issued a press release announcing it had completed the reclassification of all its Class A and Class B common stock into a single class of common stock.

A copy of the press release is attached as Exhibit 99 to this report.

SIGNATURES

Pursuant to the requirements of the Securities and Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                   Florida East Coast Industries, Inc.

                                   By: /s/ Heidi J. Eddins
                                       -----------------------------------------
                                       Name: Heidi J. Eddins
                                       Title: Executive Vice President, General
                                              Counsel And Secretary

Date: September 22, 2003

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EXHIBIT INDEX

Exhibits:

99 Press Release issued by Florida East Coast Industries, Inc., dated September 22, 2003.